Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of Southern Connecticut Bancorp, Inc. ("Bancorp"), I Michael M. Ciaburri, acting as a principal executive officer of Bancorp and of Bancorp's wholly-owned subsidiary, The Bank of Southern Connecticut, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Bancorp as of March 31, 2004 (the last date of the period covered by the report).


Date:    May 13, 2004


                                            By:  /S/ MICHAEL M. CIABURRI
                                                ------------------------
                                            Michael M. Ciaburri
                                            President & Chief Operating Officer